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                                                                    EXHIBIT 10.3

                             QUICKLOGIC CORPORATION

                 1991 SALES REPRESENTATIVE STOCK PURCHASE PLAN



    1.    Purpose of the Plan.  The purpose of the Plan is to provide the Board
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of Directors of QuickLogic Corporation (the "Company") with the authority and flexibility to authorize the sale of Common Stock to Consultants and Sales Representatives on favorable terms in order to attract and retain the best available key personnel for positions as consultants and sales representatives and to promote the sale of the Company's products and success of the Company's business.

    2.    Definitions.  As used herein, the following definitions shall apply:
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          (a)  "Board" shall mean the Committee (as defined below) or the
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Board of Directors of the Company if no Committee is then designated.

          (b)  "Committee" shall have the meaning as specified in Section 4(a)
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of the Plan.

          (c)  "Common Stock" shall mean the common stock of the Company.
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          (d)  "Company" shall mean QuickLogic Corporation, a California
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corporation.

          (e)  "Consultant" shall mean any person who is engaged by the Company
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or any Subsidiary to render consulting services.

          (f)  "Plan" shall mean this 1991 Stock Purchase Plan.
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          (g)  "Restricted Stock Purchase Agreement" shall mean an agreement
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providing for Stock Purchase Rights between the Company and the Consultant or
Sales Representative which may, in the discretion of the Board of Directors, provide to the Company a right of repurchase and/or a right of first refusal with respect to the Shares.

          (h)  "Sales Representative" shall mean any firm designated by the
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Company, in its sole discretion, as an authorized manufacturer's representative or distributor or any employee of such firm engaged in services which relate to the sale of the Company's products.

          (i)  "Share" shall mean a share of Common Stock.
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          (j)  "Stock Bonus Agreement" shall mean an agreement between the
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Company and the Consultant or Sales Representative which grants a Stock Bonus in consideration for services rendered by the Consultant or Sales Representative.
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          (k)  "Subsidiary" shall mean a corporation of which not less than
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50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

    3.    Stock Subject to the Plan.  Subject to the provisions of Section 8 of
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the Plan, the maximum aggregate number of Shares which may be sold under the
Plan is 100,000 shares of Common Stock which may be authorized, but unissued, or reacquired Common Stock.

    If Shares are repurchased by the Company pursuant to a Restricted Stock Purchase Agreement, such Shares, unless the Plan shall have been terminated, shall become available for reissuance under the Plan.

    4.    Administration of the Plan.
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          (a)  Procedure.  The Plan shall be administered by the Board of
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Directors of the Company. The Board of Directors may appoint a Committee consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          Members of the Board who are either eligible to receive a Stock Bonus or purchase Shares pursuant to a Restricted Stock Purchase Agreement under the Plan or who have received a Stock Bonus or purchased Shares pursuant to a Restricted Stock Purchase Agreement under the Plan may vote on any matters affecting the administration of the Plan, except that no such member shall act upon the authorization of the sale or bonus of Shares under the Plan to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the authorization of the sale or bonus of Shares under the Plan to such member.

          (b)  Powers of the Board.  Subject to the provisions of the Plan,
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the Board shall have the authority, in its discretion: (i) to determine the
Consultants or Sales Representatives to whom, and the time or times at which, Shares shall be sold or bonused; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to determine the terms and provisions of rights to acquire Shares under the Plan and of each Restricted Stock Purchase Agreement (which need not be identical); (v) with the consent of the holder thereof, to modify or amend each Restricted Stock Purchase Agreement; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the Plan; and (vii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

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          (c)  Effect of Board's Decision.  All decisions, deter  minations and
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interpretations of the Board shall be final and binding on Consultants and Sales
Representatives who have acquired Shares under the Plan, or as to whom sales or bonuses of Shares under the Plan have been authorized.

    5.    Eligibility.  Shares may be issued only to Consultants or Sales
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Representatives.  Neither the Plan, any Restricted Stock Purchase Agreement or
any Stock Bonus Agreement shall confer any rights with respect to continuation of any particular consulting or product marketing arrangement.

    6.    Term of Plan.  The Plan shall become effective upon adoption by the
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Board. The Plan shall continue in effect for a term of ten (10) years from such date of Board adoption unless sooner terminated under Section 10 of the Plan.

    7.    Consideration and Terms of Payment for Restricted Stock Purchase
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Agreements.
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          (a)  The price of Shares to be purchased, the terms of payment and the consideration to be paid for the Shares shall be determined by the Board in accordance with the California Corporations Code, provided that such price in the case of a Consultant or Sales Representative owning less than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary shall not be less than the fair market value of such Shares at such time, and in the case of a Consultant or Sales Representative owning 10% or more of the voting power of all classes of stock of the Company or any Parent or Subsidiary shall not be less than 110% of the fair market value of such Shares at such time.

          (b) Payment for the Shares shall be made in cash or other legal consideration as may be determined by the Board.

    8.    Consideration for Stock Bonus Agreements.  A Stock Bonus may be
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granted by the Board in consideration for services rendered to the Company.  In the case of a Sales Representative or Consultant owning less than 10% of the voting power of all classes of stock of the Company or Parent or Subsidiary, such consideration shall have a value of not less than 100% of the fair market value of such shares at the time of the grant of the Stock Bonus, and in the case of a Consultant or Sales Representative owning 10% or more of the voting power of all classes of stock of the Company or Parent or Subsidiary, such consideration shall have a value of not less than 110% of the fair market value of such shares at the time of the grant of the Stock Bonus. The value of such consideration shall be determined in good faith by the Board of Directors.

    9.    Adjustments upon Changes in Capitalization.  Subject to any required
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action by shareholders of the Company, the number of shares of Common Stock in the Plan shall be proportionately adjusted if any recapitalization, reclassification, stock dividend, stock split or combination of shares of Common Stock is effected.

    10.   Amendment and Termination of the Plan.
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          (a)  Amendment and Termination.  The Board may amend, suspend or
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terminate the Plan from time to time in such respects as the Board may deem advisable.

          (b)  Effect of Amendment or Termination.  Any such amendment or
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termination of the Plan shall not affect Shares already issued.

    11.   Compliance with Laws and Regulations.  Shares shall not be issued
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under this Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including without limitation, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, state securities laws and the requirements of any stock exchange upon which Shares may then be listed.

    12.   Reservation of Shares.  The Company, during the term of the Plan, will
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at all times reserve and keep available, such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    13.   Governing Law.  The Plan shall be governed by the laws of the State of
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California.

    14.   Shareholder Approval.  Continuance of the Plan shall be subject to
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approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held share-holders' meeting, it must be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If and in the event that the Company has registered any class of any equity security pursuant to Section 12 of the Exchange Act, the approval of such shareholders of the Company must be:

          (a) (1) solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

          (b) obtained at or prior to the first annual meeting of shareholders held subsequent to the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act.

          If such shareholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all shareholders of the Company.

     15.  Information to Purchasers.  The Company shall provide to each
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individual who purchases stock pursuant to this plan a balance sheet and an income statement at least annually.

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